Exhibit (16)(a)


                               POWER OF ATTORNEY



         Each of the undersigned directors and officers of Separate Account I of Washington National Insurance Company hereby constitutes and appoints James E. Dresmal and Barbara A. Cremin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to sign any and all documents which said attorneys-in-fact or agents deem necessary or desirable to enable Separate Account I to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any regulations of the Securities and Exchange Commission with respect to such Acts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name or names of any one or more of Separate Account I and the undersigned directors and officers to any documents filed as a part of or in connection with any filing required by the Securities Act of 1933 or the Investment Company Act of 1940 and regulations, thereunder, any and all exhibits or amendments to any such filings, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this POWER OF ATTORNEY dated May 13, 1993 in or more counterparts.



Signature                           Title                          Date
---------                           -----                          ----


/s/ James E. Dresmal                Chairman of the Board      May 13, 1993
------------------------
James E. Dresmal



/s/ Harry C. Benford                Director                   May 13, 1993
------------------------
Harry C. Benford, III



/s/ Barbara Cremin                  Director                   May 13, 1993
------------------------
Barbara A. Cremin



/s/ George J. Cyrus, Jr.            Director                   May 13, 1993
------------------------
George J. Cyrus, Jr.



/s/ William P. Zeh                  Director                   May 13, 1993
------------------------
William P. Zeh